UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2022

Brooklyn ImmunoTherapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10355 Science Center Drive, Suite 150
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 21, 2022, Brooklyn ImmunoTherapeutics, Inc., a Delaware corporation (the “Company”), held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: Election of five directors to the Board of Directors of the Company to hold office until the Company’s 2023 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

Director	Votes For	Votes Withheld	Broker Non-Votes
Charles Cherington	24,960,908	3,213,277	14,849,874
Matthew Angel	26,060,381	2,113,804	14,849,874
Nicholas J. Singer	26,037,962	2,136,223	14,849,874
Gregory Fiore	25,923,220	2,250,965	14,849,874
William Wexler	26,044,952	2,129,233	14,849,874

Proposal 2: Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s 2022 Proxy Statement for the Annual Meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,660,694	4,462,421	51,070	14,849,874

Proposal 3: Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,584,506	373,779	65,774	—

Proposal 4: Approval of the amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) with respect to the Company’s issued and outstanding common stock, par value $0.005 per share, at a ratio of 1-for-10 to 1-for-20 (the “Range”), with the ratio at which the Reverse Stock Split would be effected to be a ratio within the Range to be determined at the discretion of the Company’s Board of Directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,383,795	2,603,310	36,954	—

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brooklyn ImmunoTherapeutics, Inc.

Dated: September 23, 2022	By:	/s/ Andrew Jackson
Chief Financial Officer